U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.
Post-Effective Amendment No.	13
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	16
(Check appropriate box or boxes)

TFS CAPITAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1800 Bayberry Court, Suite 103
Richmond, Virginia 23226
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (804) 484-1401

Wade R. Bridge
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):
/ /	immediately upon filing pursuant to paragraph (b)
/ /	on March 1, 2011 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/X/	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TFS HEDGED FUTURES FUND
(insert symbol)

a series of the
TFS Capital Investment Trust

PROSPECTUS
____________, 2011

[TFS
Capital logo]

For more information or assistance in opening an account,
please call toll-free 1-888-534-2001.

This prospectus has information about the Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

Risk/Return Summary
Investment Objective, Principal Investment Strategies, Related Risks and Other Considerations
Fund Management
How the Fund Values Its Shares
How to Buy Shares
How to Redeem Shares
Distributions and Federal Taxes
Privacy Notice
For More Information	Back Cover

RISK/RETURN SUMMARY

TFS HEDGED FUTURES FUND

INVESTMENT OBJECTIVE

TFS HEDGED FUTURES FUND (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 90 days of purchase)	2%
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%
Distribution (12b-1) Fees	None
Other Expenses of the Fund (includes dividend expense, borrowing costs and brokerage expense on securities sold short) (1)	0.72%
Total Annual Fund Operating Expenses	2.72%
Less Management Fee Reductions (2)	(0.42%)
Total Annual Fund Operating Expenses after Management Fee Reductions	2.30%

(1)	Based on estimated amounts for the current fiscal year.
(2)
The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 2.30% of the Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 2.30% limit. Ordinary operating expenses include all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund..

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table on the previous page. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
233	718

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  In addition, the Fund expects to invest a significant percentage of its assets in derivative instruments and instruments with maturities of one year or less.  These instruments, based on industry practice, are not included in the calculation of the Fund’s portfolio turnover rate and if these instruments were included in the calculation, the Fund would have a high turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Techniques for Generating Capital Appreciation – TFS Capital LLC (the “Adviser”) seeks to generate capital appreciation for the Fund by primarily entering into both long and short positions in futures contracts.  The Fund will invest in these instruments either directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments.   The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets.  The Adviser will generally enter into positions based on the output of its proprietary models (see “Quantitative Investment Models” below).  The Adviser generally expects the Fund’s portfolio to be allocated across the major categories of futures contracts (e.g., commodities, currencies, fixed income and equities) but is not limited to these categories.  The Fund may overweight certain sectors compared to others because the Adviser seeks best investment opportunities regardless of sector.  In addition, the

Fund may have exposure to equity securities of any market capitalization.  The Fund is non-diversified and may hold a greater percentage of its assets in a particular position than a diversified fund.

Use of Leverage - The Fund may utilize leverage.  That is, the Fund’s “gross exposure” (i.e., the aggregate notional value of the securities being held both long and short) is expected to exceed the Fund’s net assets.  Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect.  Leveraging may cause volatility in the Fund’s net asset value (“NAV”).  The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage.

Portfolio Construction - The Adviser will structure the Fund’s portfolio in an effort to strategically manage risk and volatility.  More specifically, the Adviser will select long and short positions that are, in part, chosen in an effort to hedge various market risks.  Despite an intention to hedge some market risk, the Fund may still have concentrated exposure to different asset classes and has no stated restrictions in regard to asset class exposure.

The Adviser does not intend to significantly alter gross exposure as a principal investment strategy.  Moreover, the Adviser intends to maintain a relatively static ratio of long positions to short positions in the Fund.  The Adviser believes that these operating guidelines may result in more consistent performance in comparison to funds that frequently alter gross exposure or that strategically alter beta risk (i.e. market risk) exposure to certain asset classes.  Although the Adviser intends to follow these operating guidelines it may deviate from them in an effort to achieve the Fund’s investment objective.

When taking into account the derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 500%).

Collateral – In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian of cash or high-grade securities in order to collateralize its short sales and futures positions as required by current Securities and Exchange Commission (“SEC”) or staff interpretations.  As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, Non-U.S. Government bonds, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.  The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Types of Securities Utilized –The Fund will primarily invest in futures contracts and futures-related instruments from global developed and emerging markets including, but not limited to, equity index futures, currency forwards, commodity futures, and fixed income futures. These are referred to as “derivative” instruments since their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable.   Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund may enter into forward foreign currency contracts to buy or sell a country’s currency at a specific price on a specific date for a specific exchange rate on a given day.  The Fund intends to invest in futures-related instruments directly and indirectly through a wholly-owned Subsidiary, as described below.  Certain of the

Fund’s derivative investments may be traded in the over-the-counter market.  The Fund may also enter into swap agreements including, but not limited to, interest rate swaps, cross currency swaps, commodity swaps, total return swaps and credit default swaps.  Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future (which may extend beyond a year).

Quantitative Investment Models –The Adviser utilizes a quantitative and objective investment decision-making process to select individual securities for the Fund. The Adviser has developed proprietary models that are intended to predict future performance of individual securities futures contracts.  These models were developed through extensive historical analysis of potential predictive factors.  Once an investment opportunity is identified, the Adviser will purchase long positions that it expects to rise in value and will sell short securities that it expects to fall in value. The size of the position will vary depending upon the Adviser’s determination of investment merit and associated risk of such investment.  The models utilized by the Adviser may include fundamental or technical factors, as well as macro-economic indicators.  While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

Frequent Position Rebalancing – Each quantitative model developed by the Adviser is designed to rebalance based upon predetermined quantitative criteria.  Consequently, not all models will necessarily rebalance at the same time.  Given that multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance based upon predetermined criteria, the Adviser may open and close positions, at its sole discretion, and will frequently make timing adjustments for operational and other reasons. The models are generally designed to rebalance on a periodic basis. At each interval, each individual model will rank securities based on future expected performance and this information will assist the Adviser in rebalancing the portfolio. Typically, rebalancing results in the Adviser selling, or covering in the case of short positions, only a small portion of the Fund’s portfolio holdings and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund’s portfolio as suggested by the models.  The Fund may also rebalance for operational reasons (e.g., to maintain its desired exposure when securities are reaching expiration or settlement).

Investments in Subsidiary – The Fund intends to purchase securities through a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary.  The purpose of the Subsidiary is to provide exposure to the commodity futures market which otherwise may not be possible in a mutual fund structure.  By investing in commodity-linked financial instruments indirectly through the Subsidiary, the Fund will obtain exposure to the commodities market within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.  Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”).   If the Fund invested directly in commodity-linked derivatives (i.e. not through the Subsidiary) the income from these investments may not be treated as qualifying income” for purposes of the 90% income requirement.  The Fund expects to rely on certain private letter rulings from the Internal Revenue Service issued to other mutual funds which indicate that income from a mutual fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M.

The Subsidiary will invest primarily (long and short) in commodity-linked financial instruments. Such commodity-linked financial instruments may include commodity futures, options, and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments.  The Adviser will consider whether it is more advantageous to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would in turn purchase and hold commodity-linked financial instruments such as futures contracts, swaps or options.  As a result, the level of the Fund’s investments in its Subsidiary will vary based on the Adviser’s use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.  Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund in this Prospectus may also include the Subsidiary.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund.  To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act.  The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in the Fund.

Commodities Risk – The value of commodity-linked investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs and international, political and regulatory developments.  Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those related to ordinary portfolio securities transactions.  These include the risk that the counterparty will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement without having to sell other Fund holdings for non-investment related reasons.

Credit Default Swap Risk – Credit default swaps may increase credit and counterparty risk (depending on whether the Fund is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require that the Fund liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Derivatives Risk – The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

The use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Emerging Market Risk – An investment in emerging market securities exposes the Fund to greater foreign investment risks.  See “Foreign Investing Risks” for additional information.

Fixed Income Security Risk – Fixed income securities are subject to the risk that the issuer of the security may not be able to make principal and interest payments when due.  Changes in economic conditions or other circumstances may reduce the ability of an issuer to make payments and affect the value of a fixed income security.  Changes in an issuer’s credit rating or perceptions of an issuer’s creditworthiness may also affect the value of a fixed income security.  Fixed income securities are also subject to interest rate risk, which is the risk that their prices will generally increase when interest rates decline and decrease when interest rates increase.  Fixed income securities issued by the U.S. Government are subject to the risk that certain obligations may be backed only by the credit of the agency issuing such security but are not backed by the full faith and credit of the U.S. Government.

Foreign Currency Risk – The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad.  Trading of foreign currencies also includes the risk of clearing and settling trades, which may be difficult in volatile markets.

Foreign Investing Risk – Foreign stock markets can be volatile and stock prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes.  Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject.  These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs.   The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Forward and Futures Contract Risk  – The successful use of forward and futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

•	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;
•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;
•	losses caused by unanticipated market movement, which are potentially unlimited;
•	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;
•	the possibility that a counterparty will default in the performance of its obligations;
•
the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margins requirements at a time when it may be disadvantageous to do so;

•	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and
•
possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Geographic Risk – To the extent the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide geographic diversity.  Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Hedging Risk – The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the instruments being hedged.  The use of hedging strategies will not eliminate all risks associated with the Fund’s portfolio.  Hedging strategies can entail significant transactional costs for the Fund.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to increased transactional costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection.  Given this investment process and the high rate of trading in a Fund’s portfolio, the Adviser seeks out opportunities to gain efficiencies by automating the investment process.  That is, the Adviser often creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of a Fund.  The Adviser's extensive use of its quantitative models and proprietary software presents certain additional risks.  Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete.  Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser.  If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to a Fund, including a decline in a Fund’s net asset value.  The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and selection process to correctly identify and execute the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses.

Margin Risk – The Fund may hold securities that are subject to collateral requirements at various executing brokers.  These collateral requirements may change at the discretion of the brokers, the exchanges through which the securities are traded or through regulatory requirements.  Changes to collateral requirements, especially emergency adjustments that are done in response to market volatility, may force the Fund to sell certain securities on short notice for non-investment related reasons.  If the Fund is forced to sell securities over a short period of time it may result in unfavorable execution prices and unfavorable investment results.

Market Risk – The risk of losing money due to general market movements is called market risk. Factors such as domestic and foreign economic growth and market conditions, interest rates and political events may affect the securities and derivatives markets.  Markets can be extremely volatile and tend to move in cycles with periods of falling and rising prices.

Non-Diversification Risk – The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets.  As such, a relatively high percentage of the Fund’s assets may be invested in instruments of a particular category of futures contracts or in a particular sector.  When investing in equity-related instruments, the Fund may, in effect, concentrate exposure to a limited number of companies or to companies that have similar characteristics or market capitalizations.  Given the potential for sector risk, the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Regulatory Change Risk – Recently the Commodity Futures Trading Commission (“CFTC”) proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CTFC.  Moreover, various government agencies have contemplated policy changes that may restrict the Fund’s ability to enter into short-sale transactions.  These changes, and others that may be implemented, could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Sector Risk – To the extent the Fund invests a significant portion of its assets in any one sector, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide sector diversity.  Sector concentration exposes the Fund to the risk that if a negative event impacts an entire sector the price of the Fund’s securities in that sector will likely fall in price.

Short Sale Risk – Short sales are transactions in which the Fund sells a security it does not own. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  The Fund may terminate (or “close”) a short position by purchasing the security or derivative in a quantity equal to the amount sold short. The price at the time a position is closed may be higher or lower than the price at which the security or derivative was sold by the Fund. If the underlying security or derivative goes up in price during the period in which the short position is open, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The Fund’s short positions are inherently more risky than its long positions. With an un-leveraged long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, theoretically, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short.  Moreover, short selling may result in increased transaction costs associated with entering into short position in comparison to a fund that does not engage in short selling.

As a result of the Fund being required to comply with the 1940 Act and the rules and interpretations thereunder, the Fund’s ability to enter into short positions may be less efficient than other investment vehicles.  For example, when the Fund is selling derivatives short it is required to maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the securities sold short less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  These collateral requirements have the effect of placing constraints on the level of exposure that may be obtained by the Fund relative to other investment vehicles that are not required to comply with the requirements of the 1940 Act.

Taxation Risk – The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.  Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore restrict its direct investment in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary (see below) is expected to provide the Fund with the majority of its exposure to the commodities markets.  The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of trading, the Fund may incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Wholly-Owned Subsidiary Risk –The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and  the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

PERFORMANCE SUMMARY

The Fund is new and therefore does not have a performance history for a full calendar year to report.  Once the Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/tfs_hedged _futures_mutual_fund.asp or by calling 1-888-534-2001.

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Larry Eiben	Co-Portfolio Manager	Since Inception (2011)
Kevin Gates	Co-Portfolio Manager	Since Inception
Richard Gates	Co-Portfolio Manager	Since Inception
Eric Newman	Co-Portfolio Manager	Since Inception
Dr. Chao Chen	Co-Portfolio Manager	Since Inception
Dr. Yan Liu	Co-Portfolio Manager	Since Inception

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase or redemption order in proper form. Purchase, exchange and redemption orders must be received prior to 4:00 p.m., Eastern Time. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, RELATED RISKS AND OTHER CONSIDERATIONS

INVESTMENT OBJECTIVE

TFS HEDGED FUTURES FUND seeks to achieve capital appreciation.  The Fund’s investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Techniques for Generating Capital Appreciation – The Adviser seeks to generate capital appreciation for the Fund by primarily entering into both long and short positions in futures contracts.  The Fund will invest in these instruments either directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments.   The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets.  The Adviser will generally enter into positions based on the output of its proprietary models (see “Quantitative Investment Models” below).  The Adviser generally expects the Fund’s portfolio to be allocated across the major categories of futures contracts (e.g., commodities, currencies, fixed income and equities) but is not limited to these categories.  The Fund may overweight certain sectors compared to others because the Adviser seeks best investment opportunities regardless of sector.  In addition, the Fund may have exposure to equity securities of any market capitalization.  The Fund is non-diversified and may hold a greater percentage of its assets in a particular position than a diversified fund.

Use of Leverage - The Fund may utilize leverage.  That is, the Fund’s “gross exposure” (i.e., the aggregate notional value of the securities being held both long and short) is expected to exceed the Fund’s net assets.  Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect.  Leveraging may cause volatility in the Fund’s net asset value (“NAV”).  The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage.

Portfolio Construction - The Adviser will structure the Fund’s portfolio in an effort to strategically manage risk and volatility.  More specifically, the Adviser will select long and short positions that are, in part, chosen in an effort to hedge various market risks.  Despite an intention to hedge some market risk, the Fund may still have concentrated exposure to different asset classes and has no stated restrictions in regard to asset class exposure.

The Adviser does not intend to significantly alter gross exposure as a principal investment strategy.  Moreover, the Adviser intends to maintain a relatively static ratio of long positions to short positions in the Fund.  The Adviser believes that these operating guidelines may result in more consistent performance in comparison to funds that frequently alter gross exposure or that strategically alter beta risk (i.e. market risk) exposure to certain asset classes.  Although the Adviser intends to follow these operating guidelines it may deviate from them in an effort to achieve the Fund’s investment objective.

When taking into account the derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.

Collateral – In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian of cash or high-grade securities in order to collateralize its short sales and futures positions as required by current Securities and Exchange Commission (“SEC”) or staff interpretations.  As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, Non-U.S. Government bonds, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.  The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Types of Securities Utilized –The Fund will primarily invest in futures contracts and futures-related instruments from global developed and emerging markets including, but not limited to, equity index futures, currency forwards, commodity futures, and fixed income futures. These are referred to as “derivative” instruments since their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable.   Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund may enter into forward foreign currency contracts to buy or sell a country’s currency at a specific price on a specific date for a specific exchange rate on a given day.  The Fund intends to invest in futures-related instruments directly and indirectly through a wholly-owned Subsidiary, as described below.  Certain of the Fund’s derivative investments may be traded in the over-the-counter market.  The Fund may also enter into swap agreements including, but not limited to, interest rate swaps, cross currency swaps, commodity swaps, total return swaps and credit default swaps.  Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future (which may extend beyond a year).

Quantitative Investment Models –The Adviser utilizes a quantitative and objective investment decision-making process to select individual securities for the Fund. The Adviser has developed proprietary models that are intended to predict future performance of individual securities futures contracts.  These models were developed through extensive historical analysis of potential predictive factors.  Once an investment opportunity is identified, the Adviser will purchase long positions that it expects to rise in value and will sell short securities that it expects to fall in value. The size of the position will vary depending upon the Adviser’s determination of investment merit and associated risk of such investment.  The models utilized by the Adviser may include fundamental or technical factors, as well as macro-economic indicators.  While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

Frequent Position Rebalancing – Each quantitative model developed by the Adviser is designed to rebalance based upon predetermined quantitative criteria.  Consequently, not all models will necessarily rebalance at the same time.  Given that multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance based upon predetermined criteria, the Adviser may open and close positions, at its sole discretion, and will frequently make timing adjustments for operational and other reasons. The models are generally designed to rebalance on a periodic basis. At each interval, each individual model will rank securities based on future expected performance and this information will assist the Adviser in rebalancing the portfolio. Typically, rebalancing results in the Adviser selling, or covering in the case of short positions, only a small portion of the Fund’s portfolio holdings and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund’s portfolio as suggested by the models.  The Fund may also rebalance for operational reasons (e.g., to maintain its desired exposure when securities are reaching expiration or settlement).

Investments in Subsidiary – The Fund intends to purchase securities through a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary.  The purpose of the Subsidiary is to provide exposure to the commodity futures market which otherwise may not be possible in a mutual fund structure.  By investing in commodity-linked financial instruments indirectly through the Subsidiary, the Fund will obtain exposure to the commodities market within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.  Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”).   If the Fund invested directly in commodity-linked derivatives (i.e. not through the Subsidiary) the income from these investments may not be treated as qualifying income” for purposes of the 90% income requirement.  The Fund expects to rely on certain private letter rulings from the Internal Revenue Service issued to other mutual funds which indicate that income from a mutual fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M.

The Subsidiary will invest primarily (long and short) in commodity-linked financial instruments. Such commodity-linked financial instruments may include commodity futures, options, and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments.  The Adviser will consider whether it is more advantageous to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would in turn purchase and hold commodity-linked financial instruments such as futures contracts, swaps or options.  As a result, the level of the Fund’s investments in its Subsidiary will vary based on the Adviser’s use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.  Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund in this Prospectus may also include the Subsidiary.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund.  To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act.  The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

RELATED RISKS AND OTHER CONSIDERATIONS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in the Fund.

Commodities Risk – The value of commodity-linked investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs and international, political and regulatory developments.  Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those related to ordinary portfolio securities transactions.  These include the risk that the counterparty will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement without having to sell other Fund holdings for non-investment related reasons.

Credit Default Swap Risk – Credit default swaps may increase credit and counterparty risk (depending on whether the Fund is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require that the Fund liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Derivatives Risk – The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

The use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Emerging Market Risk – An investment in emerging market securities exposes the Fund to greater foreign investment risks.  See “Foreign Investing Risks” for additional information.

Fixed Income Security Risk – Fixed income securities are subject to the risk that the issuer of the security may not be able to make principal and interest payments when due.  Changes in economic conditions or other circumstances may reduce the ability of an issuer to make payments and affect the value of a fixed income security.  Changes in an issuer’s credit rating or perceptions of an issuer’s creditworthiness may also affect the value of a fixed income security.  Fixed income securities are also subject to interest rate risk, which is the risk that their prices will generally increase when interest rates decline and decrease when interest rates increase.  Fixed income securities issued by the U.S. Government are subject to the risk that certain obligations may be backed only by the credit of the agency issuing such security but are not backed by the full faith and credit of the U.S. Government.

Foreign Currency Risk – The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad.  Trading of foreign currencies also includes the risk of clearing and settling trades, which may be difficult in volatile markets.

Foreign Investing Risk – Foreign stock markets can be volatile and stock prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes.  Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject.  These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs.   The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Forward and Futures Contract Risk  – The successful use of forward and futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

•	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;
•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;
•	losses caused by unanticipated market movement, which are potentially unlimited;
•	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;
•	the possibility that a counterparty will default in the performance of its obligations;
•
the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margins requirements at a time when it may be disadvantageous to do so;

•	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and
•
possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Geographic Risk – To the extent the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide geographic diversity.  Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Hedging Risk – The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the instruments being hedged.  The use of hedging strategies will not eliminate all risks associated with the Fund’s portfolio.  Hedging strategies can entail significant transactional costs for the Fund.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to increased transactional costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection.  Given this investment process and the high rate of trading in a Fund’s portfolio, the Adviser seeks out opportunities to gain efficiencies by automating the investment process.  That is, the Adviser often creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of a Fund.  The Adviser's extensive use of its quantitative models and proprietary software presents certain additional risks.  Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete.  Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser.  If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to a Fund, including a decline in a Fund’s net asset value.  The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and selection process to correctly identify and execute the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses.

Margin Risk – The Fund may hold securities that are subject to collateral requirements at various executing brokers.  These collateral requirements may change at the discretion of the brokers, the exchanges through which the securities are traded or through regulatory requirements.  Changes to collateral requirements, especially emergency adjustments that are done in response to market volatility, may force the Fund to sell certain securities on short notice for non-investment related reasons.  If the Fund is forced to sell securities over a short period of time it may result in unfavorable execution prices and unfavorable investment results.

Market Risk – The risk of losing money due to general market movements is called market risk. Factors such as domestic and foreign economic growth and market conditions, interest rates and political events may affect the securities and derivatives markets.  Markets can be extremely volatile and tend to move in cycles with periods of falling and rising prices.

Non-Diversification Risk – The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets.  As such, a relatively high percentage of the Fund’s assets may be invested in instruments of a particular category of futures contracts or in a particular sector.  When investing in equity-related instruments, the Fund may, in effect, concentrate exposure to a limited number of companies or to companies that have similar characteristics or market capitalizations.  Given the potential for sector risk, the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Regulatory Change Risk – Recently the Commodity Futures Trading Commission (“CFTC”) proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CTFC.  Moreover, various government agencies have contemplated policy changes that may restrict the Fund’s ability to enter into short-sale transactions.  These changes, and others that may be implemented, could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Sector Risk – To the extent the Fund invests a significant portion of its assets in any one sector, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide sector diversity.  Sector concentration exposes the Fund to the risk that if a negative event impacts an entire sector the price of the Fund’s securities in that sector will likely fall in price.

Short Sale Risk – Short sales are transactions in which the Fund sells a security it does not own. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  The Fund may terminate (or “close”) a short position by purchasing the security or derivative in a quantity equal to the amount sold short. The price at the time a position is closed may be higher or lower than the price at which the security or derivative was sold by the Fund. If the underlying security or derivative goes up in price during the period in which the short position is open, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The Fund’s short positions are inherently more risky than its long positions. With an un-leveraged long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, theoretically, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short.  Moreover, short selling may result in increased transaction costs associated with entering into short position in comparison to a fund that does not engage in short selling.

As a result of the Fund being required to comply with the 1940 Act and the rules and interpretations thereunder, the Fund’s ability to enter into short positions may be less efficient than other investment vehicles.  For example, when the Fund is selling derivatives short it is required to maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the securities sold short less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  These collateral requirements have the effect of placing constraints on the level of exposure that may be obtained by the Fund relative to other investment vehicles that are not required to comply with the requirements of the 1940 Act.

Taxation Risk – The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income, this is described in more detail in the SAI.  Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore restrict its direct investment in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary (see below) is expected to provide the Fund with the majority of its exposure to the commodities markets.  The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of trading, the Fund may incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Wholly-Owned Subsidiary Risk –The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and  the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

FUND MANAGEMENT

The Investment Adviser

TFS Capital LLC (“TFS” or the “Adviser”), 121 N. Walnut Street, Suite 320, West Chester, Pennsylvania 19380, serves as the investment adviser to the Fund. Larry S. Eiben, Kevin J. Gates, Richard J. Gates, Eric S. Newman and Chao Chen are the Principals of TFS and each serves on the Portfolio Management Committee that is responsible for managing the investments of the Fund. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. Dr. Yan Liu also serves on the Portfolio Management Committee. The Portfolio Management Committee also manages two private investment companies.

The Fund pays TFS an investment advisory fee computed at the annual rate of 2.00% of its average daily net assets, less any fee reductions.  TFS has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses to 2.30% of the Fund’s average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause ordinary operating expenses to exceed the 2.30% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract with TFS will be available in the Fund’s semiannual report for the fiscal period ended April 30, 2012.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The members of the Portfolio Management Committee are:

Name	Responsible For	Business Experience during the past 5 years
Larry S. Eiben	Research, General Operations Management and Compliance	He has performed these functions since 1997.
Kevin Gates	Research and Trade Execution	He has performed these functions since 1997.
Richard Gates	Research, General Operations and Trade Execution	He has performed these functions since 1997.
Eric Newman	Research and Quantitative Analysis	He has performed these functions since 2003.
Dr. Chao Chen	Research, Quantitative Analysis and Software Development	He has performed these functions since 2005.
Dr. Yan Liu	Research and Quantitative Analysis	He has performed these functions since 2009. Prior to March 2009, he was employed as an analyst at a private investment fund.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.

The Administrator

Ultimus Fund Solutions, LLC (referred to as “Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about TFS, Ultimus and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of the Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.  Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument.  Credit default swaps are valued daily primarily using independent pricing services or market makers.  Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.  The Subsidiary’s investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day.  The Fund will value its shares of the Subsidiary at this NAV.

When reliable market quotations are not readily available, securities are valued at their fair value, calculated according to procedures adopted by the Board of Trustees. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the value of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.  Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern Time.

HOW TO BUY SHARES

The Fund is no-load. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business at the Fund’s NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m., Eastern Time.  The Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial institution may be charged a fee by such broker or financial institution.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial institution. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or financial institution. Certificates representing shares are not issued.

Minimum Initial Investment Requirement

The minimum initial investment in the Fund is $5,000 for all types of accounts. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

Opening an Account

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Fund is available for distribution on the broker’s platform.

Purchasing Through the Fund’s Transfer Agent

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, etc.). You should contact the Transfer Agent to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

By Check

Mail the account application, along with a check payable to the “TFS Hedged Futures Fund” to the Transfer Agent at the following address:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, credit card checks, drafts, “starter” checks, post-dated checks, third-party checks, travelers’ checks, cashier’s checks under $10,000, or money orders. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. It is possible that the Fund (i.e., shareholders) could pay these costs.

By Bank Wire

Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account. Please call the Transfer Agent at 1-888-534-2001 to obtain the necessary information in order to instruct your financial institution to wire transfer your investment.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Transfer Agent receives payment in proper form. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

To expedite the establishment of a new account, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

If you have any questions, please call the Transfer Agent at 1-888-534-2001. A representative will assist you.

Purchasing Through Your Broker or Financial Institution

Shares of the Fund may be purchased through brokerage firms or financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Fund. If you are purchasing shares through an approved brokerage firm or financial institution, the Fund will process your order at the next determined NAV after your order is received by such organization in proper form. If your brokerage firm or financial institution has not been authorized by the Fund to accept orders on its behalf, you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern Time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

•
By sending a check, made payable to the “TFS Hedged Futures Fund”, to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the ‘memo’ section of the check.

•
By wire transfer to your Fund account as described above under “Purchasing Through the Fund’s Transfer Agent – By Bank Wire.” Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-888-534-2001 for more information.

Exchanges

Shares of the Fund may be exchanged for shares of the TFS Market Neutral Fund (currently closed to new investors except as described in its prospectus) or the TFS Small Cap Fund which are offered in a separate Prospectus.   No transaction fees or redemption fees are charged on exchanges between the TFS Funds by the Transfer Agent. The Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Fund’s account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), consider requesting your exchange by mail. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days’ prior notice to shareholders. An

exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.   If you are contemplating an exchange into another fund offered by TFS, you should obtain and review the Prospectus for that fund.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders must be received in “proper form” prior to 4:00 p.m., Eastern Time in order to receive that day’s NAV.

By Mail. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in “proper form,” written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signatures. You will need to have your signature guaranteed in certain situations, such as:

•	if the shares redeemed have a value of more than $50,000;

•	if the payment of redemption proceeds (of any amount) are to be sent to any person, address or bank account not on record with the Fund;

•	if the redemption is requested within 15 days of a name or address change to your account;

•	if you are adding or changing wire instructions, telephone redemption options or any other election in connection with your account; or

•	if you are transferring your shares to another account with a different registration (name or ownership) from yours.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent and the Transfer Agent believes the telephone instructions to be genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution

You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined as of 4:00 p.m., Eastern Time. If your brokerage firm or financial institution has not been authorized by the Fund to accept orders on its behalf, you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern Time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure to read the organization’s program materials closely to ensure proper handling of your orders.

Receiving Payment

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A wire redemption normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemption Fee

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

Currently, the Fund does not charge a redemption fee on exchanges between the TFS Funds. However, the Adviser has been authorized to reject any exchange request that it deems potentially disruptive to the Fund. This in no way impacts your right to redeem your Fund shares. In addition, the Fund has reserved the right, at any time, to implement a redemption fee on exchanges between the TFS Funds. Also, the Fund has reserved the right to institute a policy limiting the number of exchanges permitted.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Fund’s Adviser. In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) recharacterizations and/or return of excess contributions in retirement accounts; and (iv) redemptions resulting from the settlement of an estate due to the death of the shareholder. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where the Adviser believes such waiver is in the best interests of the Fund, including but not limited to when it determines that the imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.

Minimum Account Balance

The Fund may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the value of the shareholder’s account falls below $5,000 due to shareholder redemptions. This does not apply, however, if the account value falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account requirement. Redemptions that are effected pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 90 days.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” However, the Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of liquid securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Until you sell these securities, you are subject to market risk.

Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of the Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to Frequent Trading. Instead, the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund’s Frequent Trading policies and may result in Frequent Trading of the Fund’s shares.

In its efforts to curb Frequent Trading in the Fund, the Board of Trustees has taken the following actions:

•
Reserving the right of the Fund to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries;

•	Reserving the right to limit the number of exchanges between the TFS Funds; and

•	Imposing a 2% redemption fee on redemptions that occur within 90 days of the share purchase. The redemption fee is retained by the Fund to defray the expenses associated with the redemption.

The Fund does not accommodate frequent purchases or redemptions of its shares.

When financial institutions establish omnibus accounts in the Fund for their clients, the Fund’s service providers along with the Trust’s Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the financial institution to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the financial institution and/or its client. Each financial institution that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Financial institutions may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest through a financial institution, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of its shares, the Fund cannot guarantee that such trading will not occur.

DISTRIBUTIONS AND FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Distributions of income dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify and continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and capital gains that it distributes to its shareholders. The Fund intends to distribute its income and capital gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at the same 15% rate which applies to long-term capital gains. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

In addition, the Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Code.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements. Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

PRIVACY NOTICE

FACTS	WHAT DOES THE TFS CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the TFS Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the TFS Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-888-534-2001

Who we are
Who is providing this notice?	TFS Capital Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the TFS Capital Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the TFS Capital Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ TFS Capital LLC, the investment adviser to the TFS Capital Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The TFS Capital Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The TFS Capital Investment Trust does not jointly market.

FOR MORE INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments will be available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  You may also call toll-free:

1-888-534-2001

The Fund’s SAI and annual and semiannual reports are also available, free of charge, at the Investment Adviser’s website at www.tfscapital.com/products/mutual_funds.asp.  You may also contact the Investment Adviser through its web site at www.tfscapital.com/contact/.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21531

TFS HEDGED FUTURES FUND (_____)

Investment Portfolio of

TFS CAPITAL INVESTMENT TRUST

Statement of Additional Information

_________, 2011

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Hedged Futures Fund dated ________, 2011, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	__

CALCULATION OF NET ASSET VALUE	__

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	__

SPECIAL SHAREHOLDER SERVICES	__

MANAGEMENT OF THE TRUST	__

INVESTMENT ADVISER	__

PORTFOLIO TRANSACTIONS	__

OTHER SERVICE PROVIDERS	__

GENERAL INFORMATION	__

ADDITIONAL TAX INFORMATION	__

CALCULATION OF PERFORMANCE DATA	__

APPENDIX A (PROXY VOTING POLICY)	__

STATEMENT OF ADDITIONAL INFORMATION

TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers three diversified investment portfolios, TFS Hedged Futures Fund, TFS Market Neutral Fund and TFS Small Cap Fund.  This SAI applies to the TFS Hedged Futures Fund (the “Fund”).  The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on February 9, 2004.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Equity Securities.  In addition to common stocks, the Fund may invest in preferred stock and securities convertible into common stock (such as convertible preferred stock and convertible debentures).  Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms.  Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.  TFS Capital LLC (the "Adviser") intends to invest the assets of the Fund only in preferred stocks or convertible debentures rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”).  The Fund anticipates its exposure to equity securities will be primarily through derivative instruments.  The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Investment Company Securities. The Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund.  To satisfy the Fund’s collateral requirements it may invest a significant portion of its assets in money market funds.  The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in other investment companies. When the Fund is taking a “temporary defensive position,” the Fund may invest without limitation in money market funds.

Exchange-Traded Funds. The Fund, subject to its investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes.  The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Short Selling of Securities.  The Fund may engage in short selling of securities as part of its investment strategies.  The Fund’s Prospectus contains detailed information regarding its use of short selling as part of its investment strategy.  The discussion that follows provides additional information regarding short selling of securities.

In a short sale of securities, the Fund sells security which it does not own, making delivery with securities "borrowed" from a broker.  The Fund is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan.  In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold.   The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale "against the box."  The Fund may engage in short sales against the box for investment purposes. The Fund may also make a short sale against the box as a hedge, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short sales against the box,  but  the Fund will endeavor to offset these costs with the income from the investment  of  the  cash  proceeds  of  short  sales.

U.S. Government Securities. The Fund may invest its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates and Overseas Private Investment Corporation bonds, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, Small Business Administration and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.  The

Fund expects to invest in U.S. Government Securities as a means to satisfy the various collateral requirements required by its other types of investments.

Foreign Securities. The Fund may invest in foreign securities, including securities from emerging markets, if the Adviser believes such investment would be consistent with the Fund's investment objective.  The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Each risk set forth in this section may be increased when the Fund is investing in emerging markets as discussed below.

Emerging Market Securities.  Investments in emerging market country securities involve special risks.  Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.  Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the values of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.  The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investment in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries.  There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets.  As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

The Fund may make investments denominated in emerging markets currencies.  Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S.  dollar.  In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies.  Any devaluation relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons.  Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Foreign Exchange Risk and Currency Transactions.  The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by governments or central banks, or the failure to intervene, or by currency controls or political developments. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Currency Swaps.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.  Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the swap transaction.

The Fund may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  With respect to currency swaps entered into on a net basis, the Fund will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess.  To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if currency swaps were not used.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps.  The Fund may enter into credit default swap agreements.  The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default swap agreement is generally obligated  to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk.  The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund with a third party to cover the Fund’s exposure to the counterparty.  Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs.  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value.  In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Forwards, Futures and Options.  As discussed in the Prospectus, the Fund expects to engage in certain transactions in forwards, options and futures contracts.  The Fund may purchase and sell U.S. or foreign futures contracts, put and call options, and options on securities, futures contracts, stock indices and currencies. The discussion below provides additional information regarding the use of these instruments.

OTC derivative instruments (e.g. futures, options, forwards and swaps) involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in forwards, futures and options currently imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).  Additionally, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not currently subject to regulation or registration as a commodity pool operator under the CEA.  However, the Commodity Futures Trading Commission (“CFTC”) recently proposed certain regulatory changes that would subject the Fund to regulation by the CFTC.  If these regulatory changes are adopted as currently presented, the Fund would need to comply with all applicable regulations governing commodity pools.  Also, in that case it is likely the Adviser would be subject to ongoing CFTC regulation.  In addition, it is expected that compliance with these additional registration and regulatory requirements would increase Fund expenses.

Forward Contracts.  A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed upon price at a future date that is individually negotiated and privately traded by traders and their customers.

Futures and Options Transactions.  The Fund may use futures and options contracts in any manner consistent with the Fund’s investment objective and as long as the use is consistent with relevant provisions of the 1940 Act.  The Fund may use futures and options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests.  When investing for speculative purposes the Fund is attempting to enhance returns by gaining greater exposure to the movements of a particular stock, security index or currency.  The Fund will enter into a derivative contract (such as a futures contract) when it believes the value of the underlying asset is different from the value assigned by the party seeking insurance for the future value of the underlying asset.  When investing for speculative purposes the Fund is looking to buy an asset in the future at a low price according to a derivative contract when the future market price is high, or to sell an asset in the future at a high price according to a derivative contract when the future market price is low.  The Fund may also use derivatives for hedging purposes.  For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To the extent that there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. The Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund sells futures to hedge the Fund’s portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the price of futures and the price of the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Risks of Stock Index Futures.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, applicability to the Fund’s stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund’s positions.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  Also, liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery and, to the extent participants decide to make or take delivery, liquidity in futures market could be reduced, thus producing further price distortions.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

Commodity-Linked Securities. Commodity-linked securities provide exposure to the commodities markets. Commodity-linked securities are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked securities may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Leveraging Activities and Borrowing Money.  When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.”  When the Fund uses leverage, it is possible the Fund could lose more than the amount invested.  The Fund may “leverage” up to one-third of the value of its total assets, which includes the value of the borrowed assets.  The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in securities when the Fund believes the return from such securities financed will be greater than the interest expense and other associated costs paid on the borrowing.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of the Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of the Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization.  In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities.  The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable.  The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities may be lower or higher than the Adviser’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Repurchase Agreements.  The Fund may purchase securities pursuant to repurchase agreements.  A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Swap Agreements and Options on Swap Agreements. The Fund may enter into interest rate, total return, equity and other swap agreements.  To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.  The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Most types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a substitute for a portfolio investment the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.

This could cause substantial losses for the Fund. Many swaps are complex and often valued subjectively.  Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Equity Swaps. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes.  Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act.  See “Investment Company Securities” above.  Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Wholly-Owned Subsidiary.  The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily

(long and short) in commodity-linked financial instruments. Such commodity-linked financial instruments may include commodity futures, options, and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments.  As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.

For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Restrictions

The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.         Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

For purposes of this policy, the Fund will use the Standard Industrial Classification codes for industry classifications.

2.         Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

3.         Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

4.         Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

5.         Purchase securities of companies for the purpose of exercising control.

6.         Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

7.         Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. The Fund does not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 2 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders.

The Fund expects to invest a significant percentage of its assets in derivative instruments and instruments with maturities of one year or less.  These instruments, based on industry practice, are not included in the calculation of the Fund’s portfolio turnover rate and if these instruments were included in the calculation, the Fund would have a high turnover rate.

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of the Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument.  Credit default swaps are valued daily primarily using independent pricing services or market makers.  Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis and are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.  Shares of the Fund may be exchanged for shares of other mutual funds managed by the Adviser.  However, sales of shares of the TFS Market Neutral Fund are currently limited to its existing shareholders and certain other persons, as described in the TFS Market Neutral Fund’s Prospectus.  Shareholders may exchange their Fund shares for shares of the TFS Small Cap Fund.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund.  In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

Automatic Investment Plan and Direct Deposit Plans.  The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Your employer may offer a direct deposit plan which will allow you to have all or portion of your paycheck transferred automatically to purchase shares of the Fund.  Please call 1-888-534-2001 for more information.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December).  Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application or are available by calling the Transfer Agent.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Shareholders under this plan are still subject to the redemption fees for withdrawals that occur within 90 days of the investment (as described in the “Redemption Fee” section of the Prospectus).  Costs in conjunction with the administration of the plan are borne by the Transfer Agent and the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-888-534-2001, or by writing to:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any

additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, three of whom (the “Independent Trustees”) are not "interested persons" of the Trust within the meaning of that term under the 1940 Act.  The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees.  Officers of the Trust, except for the Chief Compliance Officer, are not compensated by the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1972	Since January 2004	Trustee and President	Chief Operating Officer and Chief Compliance Officer of TFS Capital LLC	3
*Thomas Michael Frederick 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1972	Since June 2004	Trustee	Director of Business Development for TFS Capital LLC	3
Independent Trustees:
Merle C. Hazelton 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1962	Since June 2004	Trustee	Capital Markets – Finance Manager of Genworth Financial, Inc. from January 2010 to Present; Capital Markets – Assistant Controller of Genworth Financial, Inc. from July 2007 to January 2010; Investments – Assistant Controller of Genworth Financial, Inc. from May 2005 to July 2007	3
Mark J. Malone 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1966	Since June 2004	Trustee	Managing Director of Lazard Capital Markets from March 2008 to present; Managing Director of Institutional Sales of Morgan Keegan & Company, Inc. from April 2006 to March 2008	3

Brian O’Connell 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
David D. Jones 719 Sawdust Road, Suite 113 The Woodlands, Texas 77380 Year of Birth: 1958	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC; Attorney, David Jones & Assoc., P.C. (law firm)

*
Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust’s investment adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.

***	The Fund Complex consists of the Fund, TFS Market Neutral Fund and TFS Small Cap Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its President, Larry S. Eiben.  Mr. Eiben is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the Chief Operating Officer and Chief Compliance Officer of the Adviser.  As President, Mr. Eiben works closely with the Trust’s service providers and legal counsel in setting the agenda for each Board meeting.  Mr. Eiben presides at each Board meeting and has primary responsibility for acting as the Board’s liaison with the various service providers.

The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size (five Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.”   The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Eiben as President, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Merle C. Hazelton, Mark J. Malone and Brian O’Connell.  Merle C. Hazelton serves as the Chairman of the Audit Committee.  Mr. Hazelton works closely with the Trust’s service providers and legal counsel in setting the agendas for the Audit Committee meetings.  Mr. Hazelton also presides at all meetings of the Audit Committee.  The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee.  Mr. Hazelton also serves as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls.  The Audit Committee met twice during the fiscal year ended October 31, 2010.

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider nominees recommended by shareholders.  The Nominating Committee meets as necessary and did not meet during the fiscal year ended October 31, 2010.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations.  The Qualified Legal Compliance Committee meets as necessary and did not meet during the fiscal year ended October 31, 2010.

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Larry S. Eiben, has served as Chief Operating Officer and Chief Compliance Officer of the Adviser since 1997.  He has also served as Co-Portfolio Manager of each Fund since its inception.  Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia.  Mr. Eiben has served as President and a Trustee of the Trust since 2004. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Thomas Michael Frederick has served as Director of Business Development for the Adviser since 2006.  Prior to July 2006, Mr.

Frederick served as Associate Director of Virginia Student Aid Foundation, a private fund raising organization.  He holds a B.S. degree in Commerce from the University of Virginia.  Mr. Frederick earned an MBA from the University of North Carolina at Chapel Hill.  Mr. Frederick has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Frederick is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional business experience and his academic background.

• Merle C. Hazelton has been Capital Markets – Finance Manager of Genworth Financial, Inc. (insurance/financial services firm) since January 2010.  Prior to 2010, he served in various other capacities at Genworth Financial, Inc., including as Controller and Assistant Controller.  He holds a B.S. in Commerce, with a concentration in Finance, from the University of Virginia.  Mr. Hazelton also holds an M.S. degree in Accounting from the University of Virginia.  In addition, he is a Certified Public Accountant and a Chartered Financial Analyst.  Mr. Hazelton also serves as the Treasurer of the Society of Mayflower Descendents in the Commonwealth of Virginia (a non-profit historical society).  Mr. Hazelton has been a Trustee of the Trust since 2004.  The Board has concluded that Mr. Hazelton is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his accounting, business and financial experience and his academic background.

• Mark J. Malone has been Managing Director of Lazard Capital Markets since March 2008.  From April 2006 to March 2008, he served as Managing Director of Institutional Sales of Morgan Keegan & Company, Inc.  From June 1998 to May 2006 he was Director of Institutional Equities of Deutsche Bank Securities.  Mr. Malone holds a B.S. in Business Administration from the University of Richmond.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994.  Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications.  From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader.  Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets.  Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts.  He has been a Trustee of the Trust since 2004.

The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of Funds overseen by the Board and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2010.  Because the Fund had not commenced operations as of December 31, 2010, none of the Trustees owned shares of the Fund.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustees:
Larry S. Eiben	None	Over $100,000
Thomas Michael Frederick	None	$10,001 – $50,000

Independent Trustees:
Merle C. Hazelton	None	$10,001 - $50,000
Mark J. Malone	None	$50,001 - $100,000
Brian O’Connell	None	$1 – $10,000

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust.  Effective September 2011, each Independent Trustee receives from the Trust an annual retainer of $5,000 payable in quarterly installments; a fee of $7,500 for attending an in-person meeting; a fee of $2,500 for attending a telephone meeting; plus reimbursement of travel and other expenses incurred in attending meetings.  Prior to September 2011, each Independent Trustee received from the Trust an annual retainer of $1,500, payable quarterly; a fee of $2,500 for attendance at each meeting of the Board of Trustees; and a fee of $1,000 for attendance at each meeting of the Audit Committee; plus reimbursement of travel and other expenses incurred in attending meetings.  The Chairman of the Audit Committee received an additional fee of $1,000 for each Audit Committee meeting attended.  The following table provides the compensation paid to each of the Trustees during the fiscal year ended October 31, 2010:

Trustee	Aggregate Compensation Paid for Service to the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Trust and Fund Complex*
Larry S. Eiben	$0	N/A	N/A	$ 0
Thomas Michael Frederick	$0	N/A	N/A	$ 0
Merle C. Hazelton	$0	N/A	N/A	$15,500
Mark J. Malone	$0	N/A	N/A	$13,500
Brian O’Connell	$0	N/A	N/A	$13,500

* The Trust is comprised of three Funds, including the Fund, which constitutes the Fund Complex.  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by TFS Market Neutral Fund and TFS Small Cap Fund, the other series of the Trust.

INVESTMENT ADVISER

TFS Capital LLC (the "Adviser"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as investment adviser to the Fund.  The Adviser, founded in October 1997, is a registered investment adviser that manages approximately $2.1 billion in assets as of July 31, 2011. Subject to the investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program.  The Fund’s Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Fund pays the Adviser a monthly fee at the annual rate of 2.00% of its average daily net assets.

The Adviser has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and extraordinary expenses) to 2.30% of average daily net assets of the Fund.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 2.30% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The agreement may be terminated by either the Fund or the Adviser upon not less than 60 days’ prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund.

The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Fund shareholders  whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account).  These payments are made directly from the Adviser’s resources and are not reimbursed by the Fund.

The Adviser also serves as the investment adviser to the Subsidiary pursuant to a separate investment advisory agreement.  For its services to the Subsidiary, the Adviser does not receive additional compensation.  The Subsidiary, TFS Hedged Futures Strategy Offshore Fund Ltd., is wholly-owned and controlled by TFS Hedged Futures Fund.  The Subsidiary was organized under the laws of the Cayman Islands as an exempted company.

Portfolio Management Committee

Other Accounts Managed (as of October 31, 2010)

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other advisory accounts, as indicated in the following table.  The TFS Market Neutral Fund and TFS Small Cap Fund are included in the table below.

Name of Portfolio Management Committee Member	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Advisory Fee Based on Performance	Total Assets of Other Accounts with Advisory Fee Based on Performance
Larry S. Eiben	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0
Kevin J. Gates	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0
Richard J. Gates	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0
Eric Newman	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0
Dr. Chao Chen	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0
Dr. Yan Liu	Registered Investment Companies:	2	$1,178,003,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$71,380,000	2	$71,380,000
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

Compensation structures for the Adviser may vary between clients. Two private investment funds managed by the Adviser pay performance-based fees, whereas the Fund does not. Performance-based fees are generally considered to present a conflict of interest in that the Adviser may be inclined to allocate better performing trades to clients paying performance-based fees in order to realize greater compensation.  To avoid this issue, the Adviser has developed trading procedures to mitigate the potential for abuse. Specifically, the Adviser averages the execution price of a given security if the security is traded across multiple clients in a given day.

Compensation

The Adviser uses a team approach in the management of all its client accounts, including the Fund.  Compensation to the members of the Portfolio Management Committee is derived primarily by the profits of the Adviser.  As such, performance and asset levels of the Fund will directly affect the profits of the Adviser.  No Committee member is compensated directly based upon the asset levels of the Fund.

Messrs. Eiben, Gates, Gates, Newman and Dr. Chen are managing members of the Adviser.  Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser’s business.  Salary levels are established annually based upon industry data for individuals providing similar services.

Dr. Liu is compensated based upon the profits of the Adviser; however, Dr. Liu’s retention bonus is paid based on the performance of the TFS Market Neutral Fund.

The Adviser also maintains a profit sharing plan, with discretionary annual contributions to all eligible employees.

Ownership of Fund Shares

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, none of the members of the Portfolio Management Committee own any shares of the Fund.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the

Fund and which brokers will execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other managed account may also invest in the securities in which the Fund invests.  When a purchase or sale of the same security is on the same day on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser is to average the execution price of a given security.  In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--         prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--         assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--         arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--         determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--         oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--         assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--         makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share; calculation of the dividend and capital gain distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  For its services as Administrator, the Fund pays Ultimus an administration fee, calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.050% of such assets between $500 million and $2 billion; 0.040% of such assets between $2 billion and $3 billion; 0.030% of such assets between $3 billion and $5 billion; and 0.025% of such assets over $5 billion; subject, however, to a minimum fee of $5,000 per month.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  For any month in which the Fund executes more than 2,000 portfolio trades the Fund will pay Ultimus $1 per portfolio trade in excess of the 2,000 portfolio trade limit.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $15 to $24 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 23, 2012.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Trust’s principal underwriter and the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement.  UMB Bank's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

The Trust has selected ______________________________________, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for the fiscal year ending October 31, 2012.

Trust Counsel

The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Independent Trustees.

Compliance Consultant

The Trust has entered into a Compliance Consulting Agreement with Drake Compliance, LLC (“Drake”).  Drake provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer.  For these services, Drake receives $2,000 per month from the Fund and is reimbursed for certain out-of-pocket expenses, including postage and supplies and travel expenses.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 9, 2004. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Agreement and Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC’s website at http:// www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports").  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

The Fund’s ten largest portfolio holdings as of the end of each month is included as part of a Monthly Update which is posted at www.tfscapital.com.  The Monthly Update is typically posted to the website within 15 days of the end of each month.  The website is open to the general public.

Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  The Fund will provide portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust.  The CCO concluded that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance where portfolio information is disclosed to these organizations, a minimum 30-day lag exists.

Below is a table listing the organizations that will receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

●
The Fund provides portfolio information to certain mutual fund supermarkets and/or distribution platforms.  These organizations make the Funds available to their clients.  Each disclosure arrangement has been approved by the CCO of the Funds.  The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  In each instance where portfolio information is disclosed to these organizations, a minimum 30-day lag exists.

●
These policies relating to disclosure of the Fund’s portfolio securities does not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Fund’s administrator, distributor, custodian, legal counsel, auditor, pricing services, financial printers/typesetters and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Printers/Typesetters	Twice a year, during printing of semi-annual and annual financial reports	Ethical
Proxy Voting Service	No direct access – receive proxies directly from custodian	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

●
The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund or any shareholder of the Fund.

●
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

●
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code").  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code.  Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  There is no limitation on the number of years to which capital losses arising in years beginning after December 22, 2010 may be carried.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified

Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2013.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts,

will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”.  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain threshholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Futures, Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain U.S. exchange-traded options, futures contracts and certain forward currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund or by the Subsidiary of the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the close of the taxable year, if certain conditions are met.

Currency Fluctuations. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Options, Futures, Forward Contracts and Swap Agreements.  To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies. When the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to the Fund’s shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.

Wholly Owned Subsidiary.  The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.  In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.  The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forwards and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the

Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.  In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC.  In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

* * *

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

CALCULATION OF PERFORMANCE DATA

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such waiver.

Calculation of Average Annual Total Return

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on the Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

APPENDIX A

 TFS Capital LLC
Proxy Voting Policy

Originally Adopted June 30, 2007
Amended and Restated _________, 2011

Purpose.  The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC (“TFS”) has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund, the TFS Small Cap Fund and the TFS Hedged Futures Fund (the “Funds”).

This Proxy Voting Policy (the “Policy”) is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws.   Proxy voting will be performed in an effort to act in the best interests of TFS’s clients including, without limitation, the Funds.

Definition of a Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Materiality Threshold (applies to all clients except the Funds).  TFS may, but is not obligated to, abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client’s overall assets under TFS’s discretionary control.  TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to use discretion and potentially avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client’s account.  A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated.  The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client.  TFS may also, as deemed appropriate, engage a third-party to vote on behalf of clients.

TFS is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials.  TFS does not believe it is in the Funds’ best interest to dedicate resources to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

Proxy Voting for Mutual Fund Clients

TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds’ position, should be voted on.  TFS will delegate this authority to an outside firm that specializes in voting proxies, Glass, Lewis & Co., LLC (“GL”).  GL will vote proxies in accordance with its default “pro-shareholder” policy that is subject to ongoing update and enhancement.  TFS does have the ability to use its discretion to deviate from the default policy and may do so if it deems that a change will be in the best interest of shareholders.

Summary of the Glass Lewis Voting Policy and Analysis Methodology

●	Voting recommendations are supported by a team of highly-educated multi-disciplinary research analysts with degrees in accounting, business, finance, law and other relevant areas;
●
The research is fully independent and objective (i.e., GL is not in the business of providing consulting services to public companies and can therefore focus solely on the best interests of investors);

●	The focus of the research is the economic and financial consequences of voting with the goal of improving medium to long-term value and mitigating risk;
●	The approach is to look at each company individually and determine what is in the best interests of the shareholders of each particular company;
●
Research on proxies covers more than just corporate governance; GL analyzes company  financials, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The complete Glass Lewis Proxy Voting Policy is available upon request.

Monitoring and Resolving Conflicts of Interest

TFS is responsible for monitoring and resolving possible material conflicts between the interests of TFS and those of its clients with respect to proxy voting.  As such, TFS performs periodic reviews, as deemed necessary, to ensure that its proxy voting is not influenced by interests other than those of its clients. Since TFS’s voting guidelines with respect to Fund clients are the default “pro shareholder” guidelines from GL, an independent third party, application of the TFS guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest.  However, TFS will review the GL policy annually to determine whether the voting rationale appears reasonable.  With respect to personal conflicts of interest, TFS’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities.  Issues related to possible conflicts of interest are referred to the Chief Compliance Officer of the Funds.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(b)	Bylaws – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	Form of Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of TFS Capital LLC – Filed herewith

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006

(f)	Inapplicable

(g)	Custody Agreement with UMB Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on December 22, 2005

(h)	(i)	Form of Expense Limitation Agreement for TFS Hedged Futures Fund with TFS Capital LLC – Filed herewith
(ii)
Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006 Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006

(iii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006
(a)	Amendment to Transfer Agent and Shareholder Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on December 30, 2009
(iv)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 filed on October 28, 2008

(i)	Opinion of Counsel – Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 filed on July 14, 2004

(j)	Inapplicable

(k)	Inapplicable

(l)	Initial Capital Agreement – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant and TFS Capital LLC – Filed herewith
(ii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 filed on October 28, 2008

(Other Exhibits)	Powers of Attorney of the Trustees – Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 filed on July 14, 2004

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4  Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5  Advances of Expenses.   The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6  Indemnification Not Exclusive, etc.   The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with TFS Capital LLC (“TFS”) provides that TFS shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect TFS against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as TFS.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

TFS is a registered investment adviser that manages approximately $1.2 billion in assets as of December 31, 2010.  TFS serves as managing member or portfolio manager to the following two private investment companies: Huntrise Capital Partners LLC and Huntrise Global Partners, Ltd.

Unless otherwise indicated, the principals and officers of TFS set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

Larry S. Eiben – Principal, Chief Operating Officer and Chief Compliance Officer of TFS; President and a Trustee of Registrant
Richard J. Gates – Principal and Portfolio Manager of TFS
Kevin J. Gates – Principal and Portfolio Manager of TFS
Eric Newman – Portfolio Manager of TFS
Dr. Chao Chen – Portfolio Manager of TFS
Dr. Yan Liu – Portfolio Manager of TFS

Item 32.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the Distributor”) also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, AlphaMark Investment Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, Schwartz Investment Trust, Veracity Funds, The GKM Funds, Stadion Investment Trust, Piedmont Investment Trust, Stralem Fund, CM Advisors Family of Funds, Gardner Lewis Investment Trust, Papp Investment Trust and NCM Capital Investment Trust, other open-end investment companies.

		Position with	Position with
(b)	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	John F. Splain	Secretary/Managing Director	Secretary
	Mark J. Seger	Treasurer/Managing Director	Treasurer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Julie M. Schmuelling	Vice President	Assistant Treasurer
	Wade R. Bridge	Vice President	Assistant Secretary
	Steven F. Nienhaus	Vice President	None
	Craig J. Hunt	Vice President	Assistant Vice President
	Jeffrey Moeller	Vice President	None
	Tina H. Bloom	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, TFS Capital LLC, 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226.  Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian, UMB Bank, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and State of Virginia, on the 4th day of October, 2011.

TFS CAPITAL INVESTMENT TRUST

By:	/s/ Larry S. Eiben
Larry S. Eiben
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Larry S. Eiben	Trustee, President and	October 4, 2011
Larry S. Eiben	Secretary (Principal
Executive Officer)

/s/ Mark J. Seger	Treasurer (Principal	October 4, 2011
Mark J. Seger	Financial and
Accounting Officer)

*	Trustee
Mark J. Malone

*	Trustee	/s/ Wade R. Bridge
Brian O’Connell		Attorney-in-Fact*
October 4, 2011

*	Trustee
Thomas Michael Frederick

*	Trustee
Merle C. Hazelton

INDEX TO EXHIBITS

28(d)	Form of Investment Advisory Agreement with TFS Capital LLC

28(h)(i)	Form of Expense Limitation Agreement with TFS Capital LLC

28(p)(i)	Code of Ethics of Registrant and TFS Capital LLC